SIXTH AMENDMENT TO CREDIT AGREEMENT
                       (With SunTrust Secured Tranche)

     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of March 28, 2001 among CULP, INC. (the "Borrower"), WACHOVIA BANK, N.A. (successor by merger to Wachovia Bank of Georgia, N.A.), as Agent (the "Agent"), FIRST UNION NATIONAL BANK (successor by merger to First Union National Bank of North Carolina), as Documentation Agent (the "Documentation Agent"), and WACHOVIA BANK, N.A., FIRST UNION NATIONAL BANK and SUNTRUST BANK (formerly known as SunTrust Bank, Atlanta)(collectively, the "Banks");

                            W I T N E S S E T H :

     WHEREAS, the Borrower, the Agent, the Documentation Agent and the Banks executed and delivered that certain Credit Agreement, dated as of April 23, 1997, as amended by First Amendment to Credit Agreement dated as of July 22, 1998, Second Amendment to Credit Agreement dated as of October 26, 1998, Third Amendment to Credit Agreement dated as of April 28, 2000, Fourth Amendment to Credit Agreement dated as of July 30, 2000, and Fifth Amendment (the "Fifth Amendment") to Credit Agreement dated as of January 26, 2001 (as so amended, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested, and the Agent, the Documentation Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent, the Documentation Agent and the Banks hereby covenant and agree as follows:

     1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     2. Reductions in Commitment Amounts. (a) The Borrower hereby ratifies its election to reduce the Commitments under the conditions to the Fifth Amendment. Effective as of the date of this Amendment, the signature pages of the Credit Agreement hereby are amended to provide that the each of the Banks' Commitments have been reduced to an amount equal to the following amounts for such Bank effective as of the date of the Fifth Amendment:

             COMMITMENTS                         BANK
             -----------                         ----
            $9,545,454.54                 WACHOVIA BANK, N.A.

            $8,636,363.64                 FIRST UNION NATIONAL BANK

            $6,818,181.82                 SUNTRUST BANK

            TOTAL COMMITMENTS: $25,000,000

     (b) Effective as of January 31, 2002, the signature pages of the Credit Agreement hereby are amended to provide that the each of the Banks' Commitments have been reduced to an amount equal to the following amounts for such Bank.

            COMMITMENTS                         BANK
            -----------                         ----
            $7,636,363.64                 WACHOVIA BANK, N.A.

            $6,909,090.91                 FIRST UNION NATIONAL BANK

            $5,454,545.45                 SUNTRUST BANK

            TOTAL COMMITMENTS: $20,000,000

     3. Amendments to Credit Agreement (a) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in alphabetical order:

            "Standalone Loan" has the meaning set forth in Section 2.14.

            "Standalone Note" has the meaning set forth in Section 2.14.

     (b) The following definitions contained in Section 1.01 of the Credit Agreement are amended and restated in their entirety as set forth below:

     "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereof, and (ii) as to any Bank which enters into any Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09; provided, however, solely with respect to SunTrust Bank, under its Commitment, SunTrust Bank will not be obligated to fund its pro rata share of Syndicated Loans until SunTrust Bank's pro rata share of all the outstanding Syndicated Loans, after giving effect to any requested Syndicated Loan, and including the Standalone Loan, is greater than $998,634.00.

     "Loan" means a Base Rate Loan, Euro-Dollar Loan, Money Market Loan, Syndicated Dollar Loan, Foreign Currency Loan, Syndicated Loan, or the
Standalone Loan, and "Loans" means Base Rate Loans, Euro- Dollar Loans, Money Market Loans, Syndicated Dollar Loans, Foreign Currency Loans, Syndicated Loans, the Standalone Loan or any or all of them, as the context shall require.

     "Notes" means the Syndicated Dollar Loan Notes, the Money Market Loan Notes, the Foreign Currency Loan Notes, the Standalone Note, or any or all of them, as the context shall require.

     (c) A new Section 2.14 is hereby added to the Credit Agreement as follows:

     Section 2.14 Standalone Loan. Effective as of March 28, 2001, the Borrower, the Agent and the Banks agree that the a portion of the outstanding Syndicated Loans held by SunTrust Bank in an amount equal to $998,634.00 shall no longer be available to the Borrower on a revolving basis and shall be converted to a term loan (the "Standalone Loan"). The Standalone Loan shall be evidenced by a promissory note issued by the Borrower payable to the order of SunTrust Bank substantially in the form attached hereto as Exhibit A-4 (the "Standalone Note") and the Borrower shall execute and deliver to SunTrust Bank a new Syndicated Dollar Loan Note reflecting such converted portion of the principal sum of the Syndicated Loans. The Standalone Loan shall mature and be due and payable on the Termination Date and shall otherwise be governed by all terms and conditions set forth in this Agreement that govern Syndicated Loans, including, without limitation, the payment of interest thereon; provided, however, (i) notwithstanding the fact that the Standalone Loan may be refunded in whole from time to time as a Base Rate Loan or a Euro-Dollar Loan, the Standalone Loan shall not amortize and may not be prepaid until all Commitments are terminated and all other Loans have been paid in full, and (ii) the Standalone Loan and Standalone Note may not be assigned by SunTrust Bank except as a part of its assignment of its total Commitment and all of its Loans hereunder.

     (d) Section 5.24 of the Credit Agreement is amended and restated in its entirety as set forth below:

          SECTION 5.24. Capital Expenditures. Capital Expenditures will not exceed (i) for the period during the fourth Fiscal Quarter of Fiscal Year 2001, $1,500,000; (ii) for the period after the fourth Fiscal Quarter of Fiscal Year 2001 through and including the fourth Fiscal Quarter of Fiscal Year 2002, $4,000,000; and (iii) for each Fiscal Year thereafter, an amount not exceeding 50% of the Borrower's depreciation for such period determined in accordance with GAAP.

      (e) A new Exhibit A-4 is hereby attached to the Credit Agreement and made a part thereof in the form of Exhibit A-4 attached to this Amendment.

     4. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof, except to the extent that any representation or warranty related to an earlier specified date, and with specific reference to this Amendment and all other loan documents executed and/or delivered in connection herewith.

     5. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     6. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

     7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     8. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     9. No Default. To induce the Agent, the Documentation Agent and the Banks to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

     10. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

     11. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

     12. Conditions Precedent. This Amendment shall become effective only upon the execution and delivery of (i) this Amendment by each of the parties hereto,
(ii) that certain Security Agreement by the Borrower in favor of the Agent as required by paragraph 19 of the Fifth Amendment, (iii) the execution and delivery by the Borrower in favor of SunTrust Bank of the Standalone Note and a new Syndicated Dollar Loan Note as set forth in paragraph 3 of this Amendment, and (iv) all other items required by paragraph 19 of the Fifth Amendment. A default by the Borrower under this Amendment shall be an Event of Default under the Credit Agreement.


     IN WITNESS WHEREOF, the Borrower, the Agent, the Documentation Agent and each of the Banks has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                     CULP, INC.,                          (SEAL)
                                     as Borrower

                                     By:  __________________________________
                                              Title:

                                     WACHOVIA BANK, N.A.,
                                     as Agent and as a Bank               (SEAL)

                                     By:  __________________________________
                                              Title:

                                     FIRST UNION NATIONAL BANK,
                                     as Documentation Agent and as a Bank (SEAL)

                                     By:  __________________________________
                                                Title:

                                     SUNTRUST BANK,
                                     as a Bank                            (SEAL)

                                     By:  __________________________________
                                              Title:

                                 EXHIBIT A-4

                           FORM OF STANDALONE NOTE

Atlanta, Georgia                                            March 28, 2001


     For value received, CULP, INC., a North Carolina corporation (the "Borrower"), promises to pay to the order of SUNTRUST BANK (the "Bank"), for the account of its Lending Office, the principal sum of NINE HUNDRED THOUSAND NINETY-EIGHT SIX HUNDRED THIRTY-FOUR AND NO/100 DOLLARS ($998,634.00), or such lesser amount as shall equal the unpaid principal amount of the Standalone Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Standalone Note on the dates and at the rate or rates provided for the Standalone Loan in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

     This Standalone Note is the "Standalone Note" referred to in the Credit Agreement dated as of April 23, 1997 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank, N.A., as Agent and First Union National Bank, as Documentation Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Standalone Note is collected by law or through an attorney at law.

     The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Standalone Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                    CULP, INC.                         (SEAL)


                                    By:____________________________________
                                    Title:_________________________________